SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
QLT INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (604) 707-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On July 26, 2007, QLT Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2007, and increased its previous sales guidance for Eligard®.
A copy of the press release is furnished as Exhibit 99.1 to this Report. The information contained in Exhibit 99.1 is being furnished to, but not filed with, the Securities and Exchange Commission.
ITEM 9.01     FINANCIAL STATEMENTS & EXHIBITS
          d) Exhibits
          Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description

99.1	Press Release dated July 26, 2007
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.
By:	/s/ Cameron Nelson
Cameron Nelson
Vice President, Finance and Chief Financial Officer

Date: July 26, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 26, 2007.